Exhibit 1.2

REGENCY CENTERS CORPORATION

AMENDMENT NO. 2 TO THE

EQUITY DISTRIBUTION AGREEMENT

May 8, 2020

Mizuho Securities USA LLC

1271 Avenue of the Americas, 3rd Floor

New York, New York 10020

Mizuho Markets Americas LLC

1271 Avenue of the Americas, 3rd Floor

New York, New York 10020

Ladies and Gentlemen:

Reference is made to the Equity Distribution Agreement dated May 17, 2017 (as amended from time to time, the “Agreement”), among Regency Centers Corporation, a Florida corporation (the “Company”), Regency Centers, L.P., a Delaware limited partnership (the “Partnership”) and Mizuho Securities USA LLC (the “Agent”). In consideration of the mutual promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Partnership and the Agent hereby agree to enter into this Amendment No. 2 to the Agreement, dated the date hereof (the “Amendment No. 2”), with the purpose of amending certain terms of the Agreement, which include admitting Mizuho Markets Americas LLC to the Agreement as a purchaser under any Forward Contract (as defined in the Agreement) (the “Forward Purchaser”) and Mizuho Securities USA LLC as agent for the Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares (as defined in the Agreement) (the “Forward Seller”).

SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Agreement.

SECTION 2. Amendment of the Agreement.

(a) The first paragraph of the Agreement shall be replaced in its entirety as follows:

Regency Centers Corporation, a Florida corporation (the “Company”), which is the general partner of Regency Centers, L.P., a Delaware limited partnership (the “Partnership”), confirms its agreement (this “Agreement”) with Mizuho Markets Americas LLC (in its capacity as purchaser under any Forward Contract (as defined below), the “Forward Purchaser”) and Mizuho Securities USA LLC (in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Issuance Shares (as defined below) hereunder, “Agent,” and in its capacity as agent for the Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares (as defined below) hereunder, the “Forward Seller”), as follows:

(b) The first six paragraphs of Section 1, Description of Shares, shall be replaced in their entirety as follows:

The Company has authorized and proposes to issue and sell, in the manner contemplated by this Agreement, shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) upon the terms and subject to the conditions contained herein. The issuance and sale of the Shares (as defined below) will be effected pursuant to the Registration Statement (as defined below) filed by the Company under the Securities Act of 1933, as amended (collectively with the rules and regulations thereunder, the “Securities Act”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Shares.

The Company has filed, in accordance with the provisions of the Securities Act, with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-217081) (the “Original Registration Statement”), including a base prospectus, relating to certain securities, including the Shares to be issued from time to time by the Company, which shelf registration statement became effective upon filing under Rule 462(e) of the Securities Act and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement to the base prospectus included as part of the Original Registration Statement specifically relating to the Shares (the “Original Prospectus Supplement”). Except where the context otherwise requires, the “Registration Statement” refers to (i) initially, the Original Registration Statement and (ii) on and after the date on which the Shares may no longer be offered and sold pursuant to the Original Registration Statement, the registration statement, if any, filed by the Company for the purpose of continuing the offering of the Shares following any such date (the “Replacement Registration Statement”), in each case, as amended when it became or becomes effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B under the Securities Act (the “Rule 430B Information”). The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, supplemented by the most recent prospectus supplement prepared by the Company specifically relating to the Shares, which shall initially be the Original Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” The Shares having an aggregate sales price of up to the amount provided in the Prospectus shall be referred to as the Maximum Amount (the “Maximum Amount”). Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433 under the Securities Act, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Shares by Agent outside of the United States.

Agent has been appointed by the Company as its agent to sell the Issuance Shares and agrees to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Shares offered by the Company upon the terms and subject to the conditions contained herein. The Forward Seller has been appointed by the Company and the Forward Purchaser as agent to sell the Forward Hedge Shares and agrees with the Company and the Forward Purchaser to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Forward Hedge Shares to be borrowed by the Forward Purchaser or its affiliate and offered on behalf of the Company upon the terms and subject to the conditions contained herein. Notwithstanding any other provision of this Agreement, if a Forward Seller and Forward Purchaser have not been identified in the introductory paragraph of this Agreement and have not executed this Agreement, the Company agrees that all provisions of this Agreement related to the Forward Seller, the Forward Purchaser and Forwards are not applicable hereunder and no sales of Forward Hedge Shares shall take place pursuant to this Agreement.

The Company and the Partnership have previously entered into other separate equity distribution agreements (collectively, the “Separate Distribution Agreements”) with other parties (and, as applicable, their respective affiliates) (each, in its capacity as agent and/or principal, forward seller and forward purchaser thereunder, a “Separate Agent”), for the issuance (in the case of the Issuance Shares) or borrowing (in the case of Forward Hedge Shares) and sale from time to time through the applicable Separate Agents on the terms set forth in the applicable Separate Distribution Agreements. The Company and the Partnership may also in the future enter into additional equity distribution agreements (the “Alternative Distribution Agreements”) with one or more additional agents and/or principals, forward sellers and forward purchasers (together with the Separate Agents, the “Alternative Agents”).

(c) Section 5(a)(11), Representations and Warranties by the Company and the Partnership (Capitalization), shall be replaced in its entirety as follows:

All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company; the capital stock of the Company conforms in all material respects to the description thereof in the Registration Statement and the Prospectus; except as set forth on Exhibit E or the Prospectus, all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except as set forth on Exhibit E or the Prospectus and for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and the Partnership has an authorized capitalization as set forth in the Prospectus, and all of the issued partnership interests of the Partnership have been duly and validly authorized and issued and are fully paid and non-assessable; and there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of its subsidiaries other than those described in the Registration Statement and the Prospectus.

(d) The following paragraph (51) shall be added to the end of Section 5(a) Representations and Warranties by the Company and the Partnership:

(51) Cybersecurity. Except as disclosed in the Registration Statement and the Prospectus, (i) (x) there has been no security breach or other compromise of or relating to any of the Company’s or its subsidiaries’ (including the Partnership’s) information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data, other than, in the case of this clause (i), any breaches or compromises that are not, individually or in the aggregate, material and as to which the Company or the Partnership does not reasonably expect to make any public disclosure; (ii) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company and its subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(e) Section 14, Notices, shall be replaced in its entirety as follows:

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Agent and/or the Forward Seller shall be sent to Mizuho Securities USA LLC, 1271 Avenue of the Americas, 3rd Floor, New York 10020, Attention: JT Deignan and Stephen Roney (emails: jt.deignan@mizuhogroup.com and stephen.roney@mizuhogroup.com), with a copy to (which shall not constitute notice) Sullivan & Cromwell LLP, 125 Broad Street,

New York, New York 10004, Attention: Robert W. Downes (facsimile (212) 291-9043); notices to the Forward Purchaser shall be sent to Mizuho Securities USA LLC, 1271 Avenue of the Americas, 3rd Floor, New York, New York 10020, Attention Adam Hopkins (email: adam.hopkins@mizuhogroup.com), with a copy to (which shall not constitute notice) Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, Attention: Robert W. Downes (facsimile (212) 291-9043) and with a copy to (which shall not constitute notice) Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attention: Mark M. Mendez (facsimile (212) 701-5829 and notices to the Company shall be directed to it at One Independent Drive, Suite 114, Jacksonville, Florida 32202 Attention: Michael Mas (facsimile (904) 355-5477),with a copy to (which shall not constitute notice) Foley & Lardner, One Independent Drive, Suite 1300, Jacksonville, Florida 32202 , Attention: Michael B. Kirwan (facsimile (904) 359-8700).

(f) Exhibit A of the Agreement shall be amended by deleting Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

(g) Exhibit B of the Agreement shall be amended by deleting Exhibit B in its entirety and replacing it with Exhibit B attached hereto.

(h) Exhibit C of the Agreement shall be amended by deleting Exhibit C in its entirety and replacing it with Exhibit C attached hereto.

(i) Exhibit D of the Agreement shall be amended by deleting Exhibit D in its entirety and replacing it with Exhibit D attached hereto.

(j) Exhibit E of the Agreement shall be amended by deleting Exhibit E in its entirety and replacing it with Exhibit E attached hereto.

SECTION 3. Effectiveness. This Amendment No. 2 shall automatically become effective as of the date hereof and all references in the Agreement to “this Agreement” or the like shall refer to the Agreement as further amended hereby.

SECTION 4. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

SECTION 5. Law; Construction. THIS AMENDMENT NO. 2 AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Entire Agreement. This Amendment No. 2 and the Agreement as further amended hereby constitute the entire agreement and understanding between the parties hereto and supersede any and all prior agreements and understandings relating to the subject matter hereof. Except as further amended hereby, all of the terms of the Agreement shall remain in full force and effect and are hereby confirmed in all respects.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Forward Seller, Forward Purchaser, the Agent, the Company and the Partnership in accordance with its terms.

Very truly yours,

REGENCY CENTERS CORPORATION

By:	/s/ Lisa Palmer
Name: Lisa Palmer
Title: President and Chief Executive Officer

REGENCY CENTERS, L.P.

By:	Regency Centers Corporation,
its general partner

	By:	/s/ Lisa Palmer
Name: Lisa Palmer
Title: President and Chief Executive Officer

CONFIRMED AND ACCEPTED, as of the date first above written:

Mizuho Securities USA LLC, as Agent

By:	/s/ John T. Deignan
	Name:	John T. Deignan
	Title:	Managing Director

Mizuho Securities USA LLC, as Forward Seller

By:	/s/ John T. Deignan
	Name:	John T. Deignan
	Title:	Managing Director

Mizuho Markets Americas LLC, as Forward Purchaser

By:	/s/ Adam Hopkins
	Name:	Adam Hopkins
	Title:	Attorney-in-Fact

EXHIBIT A

FORM OF PLACEMENT NOTICE

, 20

[Bank Name]

[Address]

Attention:	[•]

(facsimile number: [•])

Email:	[•]

Reference is made to the Equity Distribution Agreement among Regency Centers Corporation (the “Company”), Regency Centers, L.P., [•] (the “Forward Purchaser”) and [•] (in its capacity as agent for the Company in connection with the offering and sale of any Issuance Shares thereunder, “Agent,” and in its capacity as agent for the Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares thereunder, the “Forward Seller”), dated as of May [•], 2017 (the “Equity Distribution Agreement”). Capitalized terms used in this Placement Notice without definition shall have the respective definitions ascribed to them in the Equity Distribution Agreement. This Placement Notice relates to [an “Issuance”]1 [a “Forward”]2. The Company confirms that all conditions to the delivery of this Placement Notice are satisfied as of the date hereof.

[The Company confirms that it has not declared and will not declare any dividend, or caused or cause there to be any distribution, on the Common Stock if the ex-dividend date or ex-date, as applicable, for such dividend or distribution will occur during the period from, and including, the first Trading Day of the Forward Hedge Selling Period to, and including, the last Trading Day of the Forward Hedge Selling Period.]3

The Company represents and warrants that each representation, warranty, covenant and other agreement of the Company contained in the Equity Distribution Agreement [and the Master Forward Confirmation]4 is true and correct on the date hereof, and that the Prospectus, including the documents incorporated by reference therein, and any applicable Issuer Free Writing Prospectus, as of the date hereof, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

[1]	Insert for a Placement Notice that relates to an “Issuance.”
[2]	Insert for a Placement Notice that relates to a “Forward.”
[3]	Insert for a Placement Notice that relates to a “Forward.”
[4]	Insert for Placement Notice that relates to a “Forward.”

Number of Days in [Issuance]5 [Forward Hedge]6 Selling Period:

First Date of [Issuance]7 [Forward Hedge]8 Selling Period:

Maximum Number of Shares to be Sold:

[Issuance]9 [Forward Hedge]10 Amount: $

[Forward Hedge Selling Commission Rate: %

Forward Price Reduction Dates	Forward Price Reduction Amounts
$
$
Spread:
Initial Stock Loan Rate: basis points
Maximum Stock Loan Rate: basis points
Regular Dividend Amounts:
For any calendar quarter ending on or prior to [December 31, 20[ ]]:	$	[	]
For any calendar quarter ending after [December 31, 20[ ]]:	$	[	] ][11]

[Term: [Days][Months]]12:

Floor Price (Adjustable by Company during the [Issuance]13 [Forward Hedge]14 Selling Period, and in no event less than $1.00 per share): $ per share

[5]	Insert for a Placement Notice that relates to an “Issuance.”
[6]	Insert for a Placement Notice that relates to a “Forward.”
[7]	Insert for a Placement Notice that relates to an “Issuance.”
[8]	Insert for a Placement Notice that relates to a “Forward.”
[9]	Insert for a Placement Notice that relates to an “Issuance.”
[10]	Insert for a Placement Notice that relates to a “Forward.”
[11]

Insert for a Placement Notice that relates to a “Forward.” Regular Dividend Amounts shall not exceed the Forward Price Reduction Amount for the Forward Price Reduction Date occurring in the relevant quarter (or, if none, shall not exceed zero).

[12]	Insert for a Placement Notice that relates to a “Forward.”
[13]	Insert for a Placement Notice that relates to an “Issuance.”
[14]	Insert for a Placement Notice that relates to a “Forward.”

Exhibit B

EXHIBIT B

COMPANY AND AGENT REPRESENTATIVES FOR NOTICE

Company Representatives for Notice:

Lisa Palmer

President and Chief Executive Officer

One Independence Drive

Suite 114

Jacksonville, FL 32202

Office: (904) 598-7636

Fax: (904) 354-1832

LisaPalmer@regencycenters.com

Michael Mas

Executive Vice President and Chief Financial Officer

One Independence Drive

Suite 114

Jacksonville, FL 32202

Office: (904) 598-7470

Fax: (904) 354-1832

MichaelMas@regencycenters.com

Chris Leavitt

Senior Vice President, Finance and Treasurer

One Independence Drive

Suite 114

Jacksonville, FL 32202

Office: (904) 598-7608

Fax: (904) 354-1832

ChrisLeavitt@regencycenters.com

Laura Clark, CFA

Senior Vice President, Capital Markets

One Independence Drive

Suite 114

Jacksonville, FL 32202

Office: (904) 598-7831

Fax: (904) 354-1832

LauraClark@regencycenters.com

Agent Representatives for Notice:

JT Deignan

Managing Director

Mizuho Securities USA LLC

1271 Avenue of the Americas, 3rd Floor

New York, New York 10020

Office: (212) 205-7776

jt.deignan@mizuhogroup.com

Stephen Roney

Managing Director

Mizuho Securities USA LLC

1271 Avenue of the Americas, 3rd Floor

New York, New York 10020

Office: (212) 205-7527

stephen.roney@mizuhogroup.com

Forward Seller Representatives for Notice:

JT Deignan

Managing Director

Mizuho Securities USA LLC

1271 Avenue of the Americas, 3rd Floor

New York, New York 10020

Office: (212) 205-7776

jt.deignan@mizuhogroup.com

Stephen Roney

Managing Director

Mizuho Securities USA LLC

1271 Avenue of the Americas, 3rd Floor

New York, New York 10020

Office: (212) 205-7527

stephen.roney@mizuhogroup.com

Forward Purchaser Representative for Notice:

Adam Hopkins

Managing Director

Mizuho Securities USA LLC

1271 Avenue of the Americas, 19th Floor

New York, New York 10020

Office: (212) 547-1532

adam.hopkins@mizuhogroup.com

Exhibit C

EXHIBIT C

COMPANY REPRESENTATIVES FOR TRADE CONFIRMATIONS

Lisa Palmer

President and Chief Executive Officer

One Independence Drive

Suite 114

Jacksonville, FL 32202

Office: (904) 598-7636

Fax: (904) 354-1832

LisaPalmer@regencycenters.com

Michael Mas

Executive Vice President and Chief Financial Officer

One Independence Drive

Suite 114

Jacksonville, FL 32202

Office: (904) 598-7470

Fax: (904) 354-1832

MichaelMas@regencycenters.com

Chris Leavitt

Senior Vice President, Finance and Treasurer

One Independence Drive

Suite 114

Jacksonville, FL 32202

Office: (904) 598-7608

Fax: (904) 354-1832

ChrisLeavitt@regencycenters.com

Laura Clark, CFA

Senior Vice President, Capital Markets

One Independence Drive

Suite 114

Jacksonville, FL 32202

Office: (904) 598-7831

Fax: (904) 354-1832

LauraClark@regencycenters.com

Exhibit D

EXHIBIT D

COMPENSATION

Agent shall be paid compensation at a mutually agreed rate, not to exceed 2.0% of the gross sales price of Issuance Shares pursuant to the terms of this Agreement.

Forward Seller shall be paid compensation at a mutually agreed rate, not to exceed 2.0% of the gross sales price of Forward Hedge Shares pursuant to the terms of this Agreement.

Exhibit E

EXHIBIT E

SUBSIDIARIES OF THE COMPANY

As of May 1, 2020

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
Regency Centers, L.P.	Delaware	Regency Centers Corporation Outside Investors	General Partner Limited Partners	~99.6 ~0.4metuc	% %
Columbia Cameron Village SPE, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Managing Member Member	30 70	% %
Columbia Cameron Village, LLC	Delaware	Columbia Cameron Village SPE, LLC	Member	100%
Columbia Regency Retail Partners, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Managing Member Member	20 80	% %
Columbia Crossroads Commons, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Dulles, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Texas 3, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Sweetwater Plaza, LP	Delaware	Columbia Retail Texas 3, LLC Columbia Regency Retail Partners, LLC	General Partner Limited Partner	1 99	% %
Columbia Retail Washington 1, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Cascade Plaza, LLC	Delaware	Columbia Retail Washington 1, LLC Columbia Regency Retail Partners, LLC	Managing Member Member	1 99	% %
Columbia Julington Village, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Palm Valley Marketplace, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Regency Partners II, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Managing Member Member	20 80	% %
Columbia II Broadway Market, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia II Burnt Mills Shopping Center, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia Cochran Commons, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Hollymead Town Center, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia II Hollymead, LLC	Delaware	Hollymead Town Center, LLC	Member	100%
Columbia II Johns Creek, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia II Ridgewood, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia Lorton Station Marketplace Member, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%

[15]	Unless otherwise noted, the sole member of all single member limited liability companies is also the managing member or manager of the limited liability company.

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
Columbia Lorton Station Marketplace, LLC	Delaware	Columbia Lorton Station Marketplace Member, LLC	Member	100%
Columbia Lorton Station Town Center, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia II Marina Shores, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia Plantation Plaza Member, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia Plantation Plaza, LLC	Delaware	Columbia Plantation Plaza Member, LLC	Member	100%
Columbia II Rockridge Center, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia Retail Shorewood Crossing, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Shorewood Crossing Phase 2 Member, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia Shorewood Crossing Phase 2, LLC	Delaware	Columbia Shorewood Crossing Phase 2 Member, LLC	Member	100%
Columbia Shorewood Crossing Phase 3, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Signal Hill Two, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia II Signal Hill, LLC	Delaware	Signal Hill Two, LLC	Member	100%
Columbia Speedway Plaza Member, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia Speedway Plaza, LLC	Delaware	Columbia Speedway Plaza Member, LLC	Member	100%
Columbia Sutton Square, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia II Holding, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Columbia II Raley’s Center, LLC	Delaware	Columbia II Holding, LLC	Member	100%
Columbia II Village Plaza, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
GRI-Regency, LLC	Delaware	Global Retail Investors, LLC Regency Centers, L.P.	Member Managing Member	60 40	% %
GRI-Lake Grove, LLC	Delaware	GRI-Regency Lake Grove Member, LLC	Member	100%
GRI-Regency Lake Grove Member, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW PA-Mercer Square, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW PA-Newtown Square, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW PA-Warwick Plaza, LLC	Delaware	GRI-Regency, LLC	Member	100%
MCW-RC SC-Merchant’s, LLC (fka MCW-RC South Carolina, LLC)	Delaware	GRI-Regency, LLC	Member	100%
MCW-RC SC-Merchant’s Village Member, LLC	Delaware	MCW-RC SC-Merchant’s, LLC	Member	100%
MCW-RC SC-Merchant’s Village, LLC	Delaware	MCW-RC SC-Merchant’s Village Member, LLC	Member	100%
FW-CA Brea Marketplace Member, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW CA-Brea Marketplace, LLC	Delaware	FW-CA Brea Marketplace Member, LLC	Member	100%
FW CA-Brea Marketplace II, LLC	Delaware	GRI-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
U.S. Retail Partners Holding, LLC	Delaware	GRI-Regency, LLC	Member	100%
U.S. Retail Partners Member, LLC	Delaware	GRI-Regency, LLC	Member	100%
U.S. Retail Partners, LLC	Delaware	U.S. Retail Partners Holding, LLC U.S. Retail Partners Member, LLC	Managing Member Member	1 99	% %
FW CO-Arapahoe Village, LLC	Delaware	U.S. Retail Partners, LLC	Member	100%
FW CO-Cherrywood Square, LLC	Delaware	U.S. Retail Partners, LLC	Member	100%
FW MN-Rockford Road, LLC	Delaware	U.S. Retail Partners, LLC	Member	100%
FW CO-Ralston Square, LLC	Delaware	U.S. Retail Partners, LLC	Member	100%
FW MN-Colonial Square, LLC	Delaware	U.S. Retail Partners, LLC	Member	100%
USRP I Holding, LLC	Delaware	GRI-Regency, LLC	Member	100%
USRP I Member, LLC	Delaware	GRI-Regency, LLC	Member	100%
USRP I, LLC	Delaware	USRP I Holding, LLC USRP I Member, LLC	Managing Member Member	1 99	% %
FW NJ-Plaza Square, LLC	Delaware	USRP I, LLC	Member	100%
FW VA-Greenbriar Town Center, LLC	Delaware	USRP I, LLC	Member	100%
FW VA-Festival at Manchester, LLC	Delaware	USRP I, LLC	Member	100%
FW-Reg II Holdings, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW CA-Bay Hill Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Five Points Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Mariposa Gardens Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Navajo Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Point Loma Plaza, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Rancho San Diego Village, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Silverado Plaza, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Snell & Branham Plaza, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Twin Oaks Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CA-Ygnacio Plaza, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW CT-Corbins Corner Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW DC-Spring Valley Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW IL-Riverside/Rivers Edge, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW IL-Riverview Plaza, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW IL-Stonebrook Plaza, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
USRP Willow East, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW VA-Ashburn Farm Village Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW VA-Centre Ridge Marketplace, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW VA-Fox Mill Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW VA-Kings Park Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
FW VA-Saratoga Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW VA-The Village Shopping Center, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW WA-Aurora Marketplace, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW WA-Eastgate Plaza, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW WA-Eastgate Plaza II, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW WA-Overlake Fashion Plaza, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
FW WA-Overlake Fashion Plaza II, LLC	Delaware	FW-Reg II Holdings, LLC	Member	100%
Parkville Shopping Center, LLC	Maryland	FW-Reg II Holdings, LLC	Member	100%
FW-Reg II Holding Company Two, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW IL-McHenry Commons Shopping Center, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
FW CA-Granada Village, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
FW CA-Laguna Niguel Plaza, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
FW CA-Pleasant Hill Shopping Center, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
FW IL-Civic Center Plaza, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
FW IN-Willow Lake West, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
FW NJ-Westmont Shopping Center, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
FW NC-Shoppes of Kildaire, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
FW OR-Greenway Town Center, LLC	Delaware	FW-Reg II Holding Company Two, LLC	Member	100%
USRP LP, LLC	Delaware	GRI-Regency, LLC	Member	100%
USRP GP, LLC	Delaware	GRI-Regency, LLC	Member	100%
US Retail Partners Limited Partnership	Delaware	USRP GP, LLC USRP LP, LLC	General Partner Limited Partner	1 99	% %
FW MD Woodmoor Borrower, LLC	Delaware	US Retail Partners Limited Partnership	Member	100%
FW VA-Willston Centre II, LLC	Delaware	US Retail Partners Limited Partnership	Member	100%
FW Woodholme GP, LLC	Delaware	GRI-Regency, LLC	Member	100%
Woodholme Properties Limited Partnership	Maryland	FW Woodholme GP, LLC Eastern Shopping Centers I, LLC	General Partner Limited Partner	1 99	% %
FW Woodholme Borrower, LLC	Delaware	Woodholme Properties Limited Partnership	Member	100%
FW Southside Marketplace GP, LLC	Delaware	GRI-Regency, LLC	Member	100%
Southside Marketplace Limited Partnership	Maryland	FW Southside Marketplace GP, LLC Eastern Shopping Centers I, LLC	General Partner Limited Partner	1 99	% %
FW Southside Marketplace Borrower, LLC	Delaware	Southside Marketplace Limited Partnership	Member	100%
FW Valley Centre GP, LLC	Delaware	GRI-Regency, LLC	Member	100%
Greenspring Associates Limited Partnership	Maryland	FW Valley Centre GP, LLC Eastern Shopping Centers I, LLC	General Partner Limited Partner	1 99	% %
FW MD-Greenspring Borrower, LLC	Delaware	Greenspring Associates Limited Partnership	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
Eastern Shopping Centers I, LLC	Delaware	GRI-Regency, LLC	Member	100%
Cloppers Mill Village Center, LLC	Maryland	Eastern Shopping Centers I, LLC FW-Reg II Holdings, LLC	Member Member	1 99	% %
City Line Shopping Center Associates	Pennsylvania	US Retail Partners Limited Partnership City Line LP, LLC	General Partner Limited Partner	1 99	% %
City Line LP, LLC	Delaware	USRP LP, LLC	Member	100%
FW Allenbeth GP, LLC	Delaware	GRI-Regency, LLC	Member	100%
Allenbeth Associates Limited Partnership	Maryland	FW Allenbeth GP, LLC Eastern Shopping Centers I, LLC	General Partner Limited Partner	1 99	% %
FW Weslyan GP, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW TX-Weslyan Plaza, L.P.	Delaware	FW Weslyan GP, LLC GRI-Regency, LLC	General Partner Limited Partner	1 99	% %
FW Woodway GP, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW TX-Woodway Collection, L.P.	Delaware	FW Woodway GP, LLC GRI-Regency, LLC	General Partner Limited Partner	1 99	% %
FW Gayton Crossing Holding, LLC	Delaware	GRI-Regency, LLC	Member	100%
FW VA-Gayton Crossing Shopping Center, LLC	Delaware	FW Gayton Crossing Holding, LLC	Member	100%
MCW RC III Hilltop Village Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
MCW RC III Hilltop Village, LLC	Delaware	MCW RC III Hilltop Village Member, LLC	Member	100%
MCW-RD Brentwood Plaza, LLC	Delaware	Regency Centers, L.P.	Member	100%
MCW-RD Bridgeton, LLC	Delaware	Regency Centers, L.P.	Member	100%
MCW-RD Dardenne Crossing, LLC	Delaware	Regency Centers, L.P.	Member	100%
MCW-RD Kirkwood Commons Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
MCW-RD Kirkwood Commons, LLC	Delaware	MCW-RD Kirkwood Commons Member, LLC	Member	100%
RegCal, LLC	Delaware	California State Teachers Retirement System Regency Centers, L.P.	Member Managing Member	75 25	% %
RegCal Holding, LLC	Delaware	RegCal, LLC	Member	100%
CAR Apple Valley Square Member, LLC	Delaware	RegCal, LLC	Member	100%
CAR Apple Valley Square, LLC	Delaware	CAR Apple Valley Square Member, LLC	Member	100%
CAR Apple Valley Land, LLC	Delaware	RegCal, LLC	Member	100%
CAR Braemar Village, LLC	Delaware	RegCal, LLC	Member	100%
CAR Calhoun Commons, LLC	Delaware	RegCal, LLC	Member	100%
CAR Corral Hollow, LLC	Delaware	RegCal Holding, LLC	Member	100%
CAR Providence Commons, LLC	Delaware	RegCal, LLC	Member	100%
CAR Shops at the Columbia, LLC	Delaware	RegCal, LLC	Member	100%
KF-REG Holding, LLC	Delaware	RegCal, LLC	Member	100%
KF-REG Associates, LLC	Delaware	KF-REG Holding, LLC	Member	100%
King Farm Center, LLC	Delaware	KF-REG Associates, LLC	Member	100%
US Regency Retail REIT I	Texas	US Southern Retail, LLC US Republic Core Fund, L.P. Regency Centers, L.P.	Common Stock Common Stock Common Stock	57.27 23.53 19.20	% % %

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
US Regency Retail I, LLC	Delaware	US Regency Retail REIT I Regency Centers, L.P.	Member Managing Member	99 1	% %
RC FL-Anastasia, LLC (fka MCW-RC FL-Anastasia, LLC)	Delaware	Regency Centers, L.P.	Member	100%
RC FL-Shoppes at 104, LLC (fka MCW-RC FL-Shoppes at 104, LLC)	Delaware	Regency Centers, L.P.	Member	100%
RC GA-Howell Mill, LLC (fka MCW-RC GA-Howell Mill Village, LLC)	Delaware	Regency Centers, LLC	Member	100%
MCD-RC CA-Amerige, LLC	Delaware	Regency Centers, L.P.	Member	100%
MCD-RC El Cerrito Holdings, LLC	Delaware	Regency Centers, L.P.	Member	100%
MCD-RC CA-El Cerrito, LLC	Delaware	MCD-RC El Cerrito Holdings, LLC	Member	100%
REG8 Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
REG8 Tassajara Crossing, LLC	Delaware	REG8 Member, LLC	Member	100%
REG8 Plaza Hermosa, LLC	Delaware	REG8 Member, LLC	Member	100%
REG8 Sequoia Station, LLC	Delaware	REG8 Member, LLC	Member	100%
REG8 Mockingbird Commons, LLC	Delaware	REG8 Member, LLC	Member	100%
REG8 Sterling Ridge, LLC	Delaware	REG8 Member, LLC	Member	100%
REG8 Prestonbrook Crossing, LLC	Delaware	REG8 Member, LLC	Member	100%
REG8 Wellington, LLC	Delaware	REG8 Member, LLC	Member	100%
REG8 Berkshire Commons, LLC	Delaware	REG8 Member, LLC	Member	100%
FL-Corkscrew Village Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
FL-Corkscrew Village, LLC	Delaware	FL-Corkscrew Village Member, LLC	Member	100%
FL-Naples Walk Shopping Center Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
FL-Naples Walk Shopping Center, LLC	Delaware	FL-Naples Walk Shopping Center Member, LLC	Member	100%
FL-Northgate Square Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
FL-Northgate Square, LLC	Delaware	FL-Northgate Square Member, LLC	Member	100%
FL-Westchase Center Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
FL-Westchase Center, LLC	Delaware	FL-Westchase Center Member, LLC	Member	100%
19330 Hawthorne, LLC	Delaware	Regency Centers, L.P.	Member	100%
1C Tustin Legacy, LLC	Delaware	Regency Centers, L.P.	Member	100%
60617 Balboa Mesa, LLC	Delaware	Regency Centers, L.P.	Member	100%
4S Regency Partners, LLC	Delaware	Regency Centers, L.P. 4S Ranch Company 1700, L.P.	Member Member	85 15	% %
Alba Village Phase II, LLC	Delaware	Regency Centers, L.P.	Member	100%
Alba Village Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Bartram Park Center, LLC	Delaware	Regency Centers, L.P. Real Sub, LLC	Managing Member Member	50 50	% %
Belleview Square, LLC	Delaware	Regency Centers, L.P.	Member	100%
Belmont Chase, LLC	Delaware	Regency Centers, L.P.	Member	100%
Bridges Insurance Company	South Carolina	Regency Centers, L.P.	Shareholder	100%
Buckwalter Bluffton, LLC	Delaware	Regency Centers, L.P.	Member	100%
Caligo Crossing, LLC	Delaware	Regency Centers, L.P.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
CityLine-REG, LLC	Delaware	Regency Centers, L.P.	Member	100%
Clayton Valley Shopping Center, LLC	Delaware	Regency Centers, L.P.	Member	100%
Clybourn Commons-REG, LLC	Delaware	Regency Centers, L.P.	Member	100%
Colonnade Regency, L.P.	Delaware	Regency NC GP, LLC Regency Centers, L.P.	General Partner Limited Partner	1 99	% %
Corvallis Market Center, LLC	Delaware	Regency Centers, L.P.	Member	100%
CPGPI Regency Erwin, LLC	Delaware	Regency Centers, L.P. CPGPI Erwin Retail, LLC	Managing Member Member	55 45	% %
Fairfax Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Fellsway Associates Holdings Company, LLC	Delaware	Regency Centers, L.P. Charter Fellsway, LLC Charter Fellsway Group, LLC	Member Member Member	75 24 1	% % %
Fellsway Associates, LLC	Delaware	Fellsway Associates Holdings Company, LLC	Member	100%
Fellsway Property, LLC	Delaware	Fellsway Associates Holdings Company, LLC	Member	100%
Fontainebleau Square, LLC	Delaware	Regency Centers, L.P.	Member	100%
Gateway 101, LLC	Delaware	Regency Centers, L.P.	Member	100%
Gateway Azco GP, LLC	Delaware	Regency Centers, L.P.	Member	100%
Gateway Azco LP, LLC	Delaware	Regency Centers, L.P.	Member	100%
AZCO Partners	Pennsylvania	Gateway Azco Partners GP, LLC Gateway Azco LP, LLC Regency Centers, L.P.	General Partner Limited Partner Limited Partner	1 89 10	% % %
Glen Oak Glenview, LLC	Delaware	Regency Centers, L.P.	Member	100%
Grand Ridge Plaza I, LLC	Delaware	Regency Centers, L.P.	Member	100%
Grand Ridge Plaza II, LLC	Delaware	Regency Centers, L.P.	Member	100%
Hibernia North, LLC	Delaware	Regency Centers, L.P.	Member	100%
Hickory Creek Plaza, LLC	Delaware	Regency Centers, L.P.	Member	100%
Hoadly Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Holly Park Property, LLC	Delaware	Regency Centers, L.P. Purser HP, LLC	Managing Member Member	99.273 .0727	% %
Hunters Lake Tampa, LLC	Delaware	Regency Centers, L.P. Harrison Bennett Properties, LLC	Managing Member Member	Varies
Indian Springs at Woodlands, Ltd.	Texas	Indian Springs GP, LLC Regency Centers, L.P.	General Partner Limited Partner	0.1 99.9	% %
Indian Springs GP, LLC	Delaware	Regency Centers, L.P.	Member	100%
Indio Jackson, LLC	Delaware	Regency Centers, L.P.	Member	100%
Kent Place Regency, LLC	Delaware	Regency Centers, L.P. Kent Place Investors, LLC	Managing Member Member	50 50	% %
La Floresta Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Lee Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
The Marketplace at Briargate, LLC	Delaware	Regency Centers, L.P.	Member	100%
Murfreesboro North, LLC	Delaware	Regency Centers, L.P. BSM County Farm Road, LLC	Managing Member Member	varies
NSHE Winnebago, LLC	Arizona	Regency Centers, L.P.	Member	100%
NTC-REG, LLC	Delaware	Regency Centers, L.P.	Member	100%
New Smyrna Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Northlake Village Shopping Center, LLC	Florida	Regency Centers, L.P.	Member	100%
Oakshade Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Ocala Corners, LLC	Delaware	Regency Centers, L.P.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
Otay Mesa Crossing, LLC	Delaware	Regency Centers, L.P. Transcan Otay Mesa, LLC	Managing Member Member	Varies
Parmer Tech Ridge, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Centers Acquisitions, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Centers Advisors, LLC	Florida	Regency Centers, L.P.	Member	100%
Red Bank Village, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Blue Ash, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Marinita-LaQuinta, LLC	Delaware	Regency Centers, L.P. Marinita Development Co.	Managing Member Member	Varies
Regency NC GP, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency-Kleban Properties, LLC	Delaware

Regency Centers, L.P.

Brick Walk Associates, LLC

Pine Tree Ventures, LLC

Bright Star, LLC

1261 Post Road Associates, LLC

Kleban Holding Company, LLC

Kleban Holding Company II, LLC

Kleban Fairfield, LLC

Alida Kleban Holding Company, LLC

Sun Realty Associates, LLC

Kleban Development Company

FBW, LLC

			Member Member Member Member Member Member Member Member Member Member Member Member	80.0000 5.1676 1.1789 0.9871 1.3768 2.6451 0.7769 1.1790 0.8306 3.9009 0.4598 1.4973	% % % % % % % % % % % %
R-K Brick Walk I, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Brick Walk II, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Brick Walk III, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Brick Walk IV, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Brick Walk V, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Fairfield I, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Fairfield IV, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Fairfield V, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Black Rock I, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Black Rock II, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
R-K Black Rock III, LLC	Delaware	Regency-Kleban Properties, LLC	Member	100%
Regency Petaluma, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Remediation, LLC	Florida	Regency Centers, L.P.	Member	100%
Regency Village at Dublin, LLC	Delaware	Regency Centers, L.P.	Member	100%
Sandy Springs Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
SEPR Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Shops at Saugus, LLC	Delaware	Regency Centers, L.P.	Member	100%
Shops at Mira Vista Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Shoppes on Riverside Jax, LLC	Delaware	Regency Centers, L.P.	Member	100%
Southpark Cinco Ranch, LLC	Delaware	Regency Centers, L.P.	Member	100%
Spring Hill Town Center, LLC	Delaware	Regency Centers, L.P.	Member	100%
T&R New Albany Development Company, LLC	Ohio	Regency Centers, L.P. Topvalco	Managing Member Member	50 50	% %
Tinwood, LLC	Delaware	Regency Centers, L.P. Real Sub, LLC	Managing Member Member	50 50	% %
Tinwood-Pebblebrooke, LLC	Delaware	Tinwood, LLC	Member	100%
Twin City Plaza Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
Twin City Plaza, LLC	Delaware	Twin City Plaza Member, LLC	Member	100%
UC Shopping Center, LLC	Delaware	Regency Centers, L.P.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
Uncommon, LLC	Delaware	Regency Centers, L.P.	Member	100%
Uptown Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
Uptown District Regency, LLC	Delaware	Uptown Member, LLC	Member	100%
WFC-Purnell, L.P.	Delaware	Regency NC GP, LLC Regency Centers, L.P.	General Partner Limited Partner	1 99	% %
Willow Festival Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Willow Oaks Crossing, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Realty Group, Inc.	Florida	Regency Centers, L.P.	Common Stock	100%
1488-2978 SC GP, LLC	Delaware	Regency Centers, L.P.	Member	100%
1488-2978 SC, L.P.	Texas	1488-2978 SC GP, LLC Regency Centers, L.P.	General Partner Limited Partner	1 99	% %
Centerplace of Greeley III, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Culpeper Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
East San Marco, LLC	Florida	Regency Realty Group, Inc.	Member	100%
Kulpsville Village Center LP, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Kulpsville Village Center, L.P.	Delaware	RRG Pennsylvania GP, Inc. Kulpsville Village Center LP, LLC	General Partner Limited Partner	1 99	% %
Lower Nazareth LP Holding, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Lower Nazareth Partner, LP	Delaware	Regency Realty Group, Inc. Lower Nazareth LP Holding, LLC	Limited Partner General Partner	100 0	% %
Lower Nazareth GP, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Lower Nazareth Commons, LP	Delaware	Lower Nazareth GP, LLC Lower Nazareth Partner, LP	General Partner Limited Partner	.5 99.5	% %
NorthGate Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Paso Golden Hill, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
RB Schererville Crossings, LLC	Delaware	Regency Realty Group, Inc. WH41, LLC	Managing Member Member	Varies
Baronhawks, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
RRG Net, LLC	Florida	Regency Realty Group, Inc.	Member	100%
Regency Solar, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Regency Solar II, LLC	Delaware	New Regency Realty Group, Inc.	Member	100%
Seminole Shoppes, LLC	Delaware	Regency Centers, L.P.	Member	100%
Shops at Highland Village GP, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Shops at Highland Village Development, Ltd.	Delaware	Shops at Highland Village GP, LLC Regency Centers, L.P.	General Partner Limited Partner	1 99	% %
Shops at Quail Creek, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Stonewall Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
RRG Pennsylvania GP, Inc.	Florida	Regency Realty Group, Inc.	Common Stock	100%
US Regency Hasley Canyon Village, LLC	Delaware	US Regency Retail I, LLC	Member	100%
US Regency Blossom Valley, LLC	Delaware	US Regency Retail I, LLC	Member	100%
US Regency Alden Bridge, LLC	Delaware	US Regency Retail I, LLC	Member	100%
US Regency Bethany Park Place, LLC	Delaware	US Regency Retail I, LLC	Member	100%
US Regency Shiloh Springs, LLC	Delaware	US Regency Retail I, LLC	Member	100%
US Regency Willa Springs, LLC	Delaware	US Regency Retail I, LLC	Member	100%
US Regency Dunwoody Hall, LLC	Delaware	US Regency Retail I, LLC	Member	100%
US Regency Maynard Crossing, LLC	Delaware	US Regency Retail I, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
Clarendon Regency I, LLC	Delaware	Regency Centers, L.P.	Member	100%
Mellody Farm, LLC	Delaware	Regency Centers, L.P.	Member	100%
Springwoods Village Stuebner/Regency, LLC	Delaware	Regency Centers, L.P. Spring RRC I, LLC	Managing Member Member	53 47	% %
Spring Stuebner RRC I Inc.	Delaware	Springwoods Village Stuebner/Regency, LLC	Member	100%
Culver Public Market, LLC	Delaware	Regency Centers, L.P.	Member	100%
Clarendon Regency II, LLC	Delaware	Regency Centers, L.P.	Member	100%
Clarendon Regency III, LLC	Delaware	Regency Centers, L.P.	Member	100%
Clarendon Regency IV, LLC	Delaware	Regency Centers, L.P.	Member	100%
Clarendon Regency V, LLC	Delaware	Regency Centers, L.P.	Member	100%
2C Tustin Legacy, LLC	Delaware	Regency Centers, L.P.	Member	100%
Klahanie Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Commonwealth Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Commonwealth Regency II, LLC	Delaware	Regency Centers, L.P.	Member	100%
Bridgewater Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Midtown East Regency-ITB, LLC	Delaware	Regency Centers, L.P. I.T.B. Holdings, L.L.C.	Member Member	50 50	% %
The Village at Riverstone, LLC	Delaware	Regency Centers, L.P. RIVJV, LLC	Managing Member Member	varies
Columbia II Plaza Venezia, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Chimney Rock LQR, LLC	Delaware	New Regency Realty Group, Inc.	Member	100%
Garden City Park, LLC	Delaware	Regency Centers, L.P.	Member	100%
Pinecrest Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Springing Member, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Goodwyn, LLC	Delaware	Regency Centers, L.P. Richmond Shopping Center, Inc. and Goodwyn Bros. General Partnership	Managing Member Member	Varies
Indigo Square Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
5510-5520 Broadway, LLC	Delaware	Regency Centers, L.P.	Member	100%
Equity Asset Investor (Talega) LLC	Florida	Regency Centers, L.P.	Member	100%
Equity One (Bridgemill) LLC	Georgia	Regency Centers, L.P.	Member	100%
Equity One (Copps Hill) LLC	Florida	Regency Centers, L.P.	Member	100%
Equity One (Florida Portfolio) LLC	Florida	Regency Centers, L.P.	Member	100%
Equity One (Louisiana Portfolio) LLC	Florida	Louisiana Holding LLC	Member	100%
Equity One (Northeast Portfolio) LLC	Massachusetts	Regency Centers, L.P.	Member	100%
Equity One (San Carlos) LLC	Delaware	Equity One (West Coast Portfolio) LLC	Member	100%
Equity One (Sheridan Plaza) LLC	Florida	Regency Centers, L.P.	Member	100%
Equity One (Southeast Portfolio) LLC	Georgia	Regency Centers, L.P.	Member	100%
Equity One (Summerlin) LLC	Florida	Regency Centers, L.P.	Member	100%
Equity One (Westbury Plaza) LLC	Delaware	Regency Centers, L.P.	Member	100%
Equity One (West Coast Portfolio) LLC	Florida	Regency Centers, L.P.	Member	100%
Equity One (Westport) LLC	Florida	Regency Centers, L.P.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
Equity One (Westport Village Center) LLC	Delaware	Regency Centers, L.P.	Member	100%
Equity One Realty & Management NE, LLC	Massachusetts	Regency Centers, L.P.	Member	100%
Regency Centers Management, LLC f/k/a Equity One Realty & Management SE, LLC	Georgia	Regency Centers, L.P.	Member	100%
EQY Portfolio Investor (Empire) LLC	Florida	Regency Centers, L.P.	Member	100%
EQY Portfolio Investor (GRI) LLC	Florida	Regency Centers, L.P.	Member	100%
GRI-EQY (Concord) LLC	Delaware	EQY Portfolio Investor (GRI) LLC	Member	100%
Harvard Collection LLC	Delaware	Regency Centers, L.P.	Member	100%
IRT Management LLC	Georgia	Regency Centers, L.P.	Member	100%
IRT Partners, L.P.	Georgia	Regency Centers, L.P. IRT Management LLC	General Partner Limited Partner	1 99	% %
Louisiana Holding LLC	Florida	Regency Centers, L.P.	Member	100%
Southbury Spirits Member, LLC	Connecticut	Regency Centers, L.P.	Member	100%
Southbury Spirits, LLC	Connecticut	Southbury Spirits Member, LLC	Member	100%
IRT Capital Corporation II	Georgia	Regency Centers, L.P.	Member	100%
DIM Vastgoed N.V.	Netherlands	Regency Centers, L.P.	Member	100%
EQY-CSC, LLC	Delaware	Regency Centers, L.P.	Member	100%
C&C (US) No. 1, Inc.	Delaware	Regency Centers. L.P. Outside Investors	Common Stock Preferred Stock	100 varies	%
C&C Delaware, Inc.	Delaware	C&C (US) No. 1, Inc.	Common Stock	100%
621 Colorado Associates, LLC	Delaware	Equity One Realty & Management CA, Inc.	Member	100%
Equity One (Culver) LLC	Delaware	621 Colorado Associates, LLC	Member	100%
Equity One Realty & Management CA, Inc.	Delaware	C&C (US) No. 1, Inc.	Common Stock	100%
Equity One (Circle West) LLC	Delaware	Equity One Realty & Management CA, Inc.	Member	100%
Equity One (Compo Acres) LLC	Connecticut	Equity One Realty & Management CA, Inc.	Member	100%
Equity One (Darinor) LLC	Delaware	Equity One Realty & Management CA, Inc.	Member	100%
Equity One (Metropolitan) LLC	Delaware	Equity One Realty & Management CA, Inc.	Member	100%
Equity One (Post Road) LLC	Connecticut	Equity One Realty & Management CA, Inc.	Member	100%
Equity One (Ralphs Circle) LLC	Delaware	Equity One Realty & Management CA, Inc.	Member	100%
Equity One (Vons Circle) LLC	Delaware	Equity One Realty & Management CA, Inc.	Member	100%
Marketplace Center, Inc.	California	Equity One Realty & Management CA, Inc.	Common Stock	100%
Daly City Serramonte Center, LLC	Delaware	Equity One Realty & Management CA, Inc.	Member	100%
Serramonte Center Holding Co. LLC	Delaware	Daly City Serramonte Center, LLC	Member	100%
Willows Center Concord, Inc.	California	Equity One Realty & Management CA, Inc.	Common Stock	100%
Willows Center Concord, LLC	California	Willows Center Concord, Inc.	Member	100%
G.S. Associates Holding Corp.	Delaware	Equity One Realty & Management CA, Inc.	Common Stock	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
G.S. Associates Joint Venture 326118	California	Equity One Realty & Management CA, Inc. G.S. Associates Holding Corp.	Partner Partner	99.9 0.1	% %
Escuela Shopping Center, LLC	Delaware	G.S. Associates Joint Venture 326118	Member	100%
Equity One JV Portfolio LLC	Delaware	EQY Portfolio Investor (Empire) LLC New York Common Fund	Managing Member Member	30 70	% %
Equity One JV Sub Riverfront Plaza LLC	Delaware	Equity One JV Portfolio LLC	Member	100%
Equity One (Country Walk) LLC	Delaware	Equity One JV Portfolio LLC	Member	100%
Equity One JV Sub CT Path LLC	Delaware	Equity One JV Portfolio LLC	Member	100%
Equity One JV Sub Veranda LLC	Delaware	Equity One JV Portfolio LLC	Member	100%
Equity One JV Sub Northborough LLC	Delaware	Equity One JV Portfolio LLC	Member	100%
Equity One JV Sub Grove LLC	Delaware	Equity One JV Portfolio LLC	Member	100%
Sunlake-Equity One LLC	Delaware	Regency Centers, L.P.	Member	100%
EQY Talega LLC	Delaware	Equity Asset Investor (Talega) LLC Regency Centers, L.P.	Member Managing Member	99 1	% %
Talega Village Center JV, LLC	Delaware	EQY Talega LLC Regency Centers, L.P.	Member Managing Member	99 1	% %
Talega Village Center, LLC	Delaware	Talega Village Center JV, LLC	Member	100%
Riverstone Market SWC, LLC	Delaware	Regency Centers, L.P.	Member	100%
Columbia II Metuchen, LLC	Delaware	Columbia Regency Partners II, LLC	Member	100%
Glengary Shoppes LLC	Delaware	DIM Vastgoed, N.V.	Member	100%
Hammocks Town Center LLC	Delaware	DIM Vastgoed, N.V.	Member	100%
Magnolia Shoppes LLC	Delaware	DIM Vastgoed, N.V.	Member	100%
Scripps REG, LLC	Delaware	Regency Centers, L.P.	Member	100%
Hewlett I Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Hewlett II Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Roosevelt Square Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Rivertowns Square Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Shops on Main LQR, LLC	Indiana	RB Schererville Crossings, LLC	Member	100%
Block in Ballard II, LLC	Delaware	Block in Ballard II JV, LLC	Member	100%
Block in Ballard II JV, LLC	Delaware	Regency Centers, L.P. 1290 Broadway Lane REIT, LLC	Managing Member Member	49.9 50.1	% %
Block in Ballard I JV, LLC	Delaware	Regency Centers, L.P. Principal Enhanced Property Fund, L.P.	Managing Member Member	49.9 50.1	% %
Block in Ballard, LLC	Delaware	Reflections at the Lake REIT, LLC	Member	100%
Reflections at the Lake REIT, LLC	Delaware	Block in Ballard I JV, LLC	Member	100%
Melrose Market Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
TF REG, LLC	Delaware	Regency Centers, L.P. Outside Investors	Managing Member Members	18.375 varies	%
New Regency Realty Group, Inc.	Florida	Regency Centers, L.P.	Member	100%
Falls Church Regency, LLC	Delaware	New Regency Realty Group, Inc.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest[15]	% of Ownership
FCC Member 1 LLC	Delaware	Falls Church Regency, LLC EYA FCC Investments LLC	Member Managing Member	75 25	% %
Falls Church Commons JV, LLC	Delaware	FCC Member 1 LLC PNH WFC LLC	Member Member	50 50	% %
6401 Roosevelt Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Pruneyard Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Old Bridge Regency, LLC	Delaware	Regency Centers, L.P.	Member	100%
Old Bridge Regency-Village, LLC	Delaware	Old Bridge Regency, LLC Village Old Bridge LLC	Member Member	80 20	% %
Restaurant Ventures, LLC	Delaware	RB Schererville Crossings, LLC	Member	100%
NRRG Net, LLC	Delaware	New Regency Realty Group, Inc.	Member	100%
Stonewall Regency Lending, LLC	Delaware	Equity One Realty & Management CA, Inc.	Member	100%
Regency Protective Trust II	Florida	New Regency Realty Group, Inc.	Beneficiary	100%
Midtown Junction, LLC	Delaware	Regency Centers, L.P.	Member	100%
NRRG Investments I, Inc.	Florida	New Regency Realty Group, Inc.	Common Stock	100%
Regency Kensington Bethesda Member, LLC	Maryland	NRRG Investments I, Inc.	Member	100%
Regency Kensington Bethesda Owner, LLC	Maryland	Regency Centers, L.P.	Member	100%